UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

OCTOBER 22, 2003

Date of Report (Date of earliest event reported)

BROADVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000- 28252	94-3184303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

585 Broadway Redwood City, CA 94063
(Address of principal executive offices, including zip code)

(650) 261-5100
(Registrant’s telephone number, including area code)

Item 12.    Results of Operations and Financial Condition.

On October 22, 2003, BroadVision, Inc. (the “Company”) reported its fiscal third quarter results for the period ending September 30, 2003.  A copy of the press release issued by the Company on October 22, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADVISION, INC.

Dated: October 22, 2003	By:	/s/ William E. Meyer
William E. Meyer
Executive Vice President,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1

Press Release, dated as of October 22, 2003, reporting BroadVision, Inc.'s fiscal third quarter results for the period ended September 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).